UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2015

Boulevard Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 29, 2015, Boulevard Acquisition Corp. (the “Company” or “Boulevard”) held a special meeting of its stockholders in lieu of the 2015 annual meeting of stockholders to consider proposals related to the Company’s proposed acquisition from The Dow Chemical Company (“TDCC”) of AgroFresh™, TDCC’s post-harvest specialty chemical business, which will result in AgroFresh becoming a wholly owned subsidiary of Boulevard (the “Business Combination”).  The stockholders of Boulevard specifically considered and voted upon the matters set forth below. No holders of shares of Boulevard’s common stock issued in the Company’s initial public offering validly elected to require the Company to redeem their shares prior to the expiration of the redemption period.

1.              A proposal to approve and adopt the Stock Purchase Agreement, dated April 30, 2015 (the “Purchase Agreement”), by and between Boulevard and TDCC, and the transactions contemplated thereby.

2.              Seven proposals to amend the Company’s amended and restated certificate of incorporation to, among other things:

•                  change Boulevard’s name to Agro Fresh Solutions, Inc.;

•                  remove certain provisions related to the Company’s status as a blank check company;

•                  authorize a class of non-voting common stock;

•                  require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to amend or repeal certain provisions of the Company’s certificate of incorporation and bylaws, including to remove a director from office;

•                  approve to elect that the Company not be governed by Section 203 of the Delaware General Corporation Law; and

•                  approve to adopt Delaware as the exclusive forum for certain stockholder litigation.

3.              A proposal to elect seven directors to serve on the Company’s board of directors upon consummation of the Business Combination.

4.              A proposal to approve and adopt the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan.

5.              A proposal to adjourn the special meeting to a later date or dates, to permit solicitation of proxies in the event there are not sufficient votes to approve the Business Combination and the abovementioned proposals.

There were 27,562,500 shares of Boulevard’s common stock issued and outstanding on the record date for the special meeting of stockholders.  At the special meeting of stockholders, there were 21,096,753 shares voted by proxy or in person. The results for each matter voted on were as follows:

a.                                      Boulevard’s stockholders approved the Purchase Agreement, including issuing, for purposes of NASDAQ Listing Rule 5635 and pursuant to the Purchase Agreement, a number of shares of Boulevard’s common stock that exceeds 20% of the number of shares of the Company’s common stock that is currently outstanding, based on the following votes.

Votes For	Votes Against	Abstain
19,998,421	1,098,332	0

b.                                              Boulevard’s stockholders approved the amendment of the Company’s amended and restated certificate of incorporation to change the Company’s name to AgroFresh Solutions, Inc. and remove certain provisions related to the Company’s status as a blank check company, based on the following votes.

Votes For	Votes Against	Abstain
19,924,166	1,172,587	0

c.                                       Boulevard’s stockholders approved the amendment to the Company’s amended and restated certificate of incorporation to authorize a class of non-voting common stock, based on the following votes.

Votes For	Votes Against	Abstain
19,919,666	1,173,587	3,500

d.                                      Boulevard’s stockholders approved to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to amend or repeal certain provisions of the Company’s certificate of incorporation, based on the following votes.

Votes For	Votes Against	Abstain
17,205,567	3,887,686	3,500

e.                                       Boulevard’s stockholders approved to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office, based on the following votes.

Votes For	Votes Against	Abstain
17,203,767	3,889,486	3,500

f.                                        Boulevard’s stockholders approved to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company’s bylaws, based on the following votes.

Votes For	Votes Against	Abstain
17,205,467	3,885,786	5,500

g.                                       Boulevard’s stockholders approved to elect for the Company not to be governed by Section 203 of the Delaware General Corporation Law, as amended, based on the following votes.

Votes For	Votes Against	Abstain
18,901,367	2,188,886	6,500

h.                                      Boulevard’s stockholders approved to adopt Delaware as the exclusive forum for certain stockholder litigation, based on the following votes.

Votes For	Votes Against	Abstain
19,922,766	1,172,987	1,000

i.                                          Boulevard’s stockholders elected seven nominees to the Company’s board of directors, based on the following votes.

	Votes For	Withheld Authority
Robert J. Campbell	21,029,363	67,390
Nance K. Dicciani	21,029,363	67,390
Gregory M. Freiwald	19,997,921	1,097,942
Thomas D. Macphee	19,998,421	1,097,442
Derek Murphy	19,998,421	1,097,442
Stephen S. Trevor	21,029,663	67,090
Macauley Whiting, Jr.	19,998,421	1,097,442

j.                                         Boulevard’s stockholders approved and adopted the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan, based on the following votes.

Votes For	Votes Against	Abstain
19,996,522	1,126,731	3,500

k.                                      Boulevard’s stockholders approved an adjournment of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote, based on the following votes.

Votes For	Votes Against	Abstain
19,920,888	1,175,865	0

Subject to the satisfaction (or waiver) of other closing conditions contained in the Business Combination and the Purchase Agreement, the Company expects the Business Combination to close on July 31, 2015.

Item 8.01.  Other Events.

On July 29, 2015, Boulevard issued a press release announcing the results of the special meeting of its stockholders held on July 29, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This report may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions.  These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.  Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability to satisfy closing conditions under the Purchase Agreement, including approvals, and close of the Business Combination, the performances of the Company and AgroFresh Inc., the ability of the combined company to meet the Nasdaq Capital Market’s listing standards, including having the requisite number of stockholders, and the risks identified in the Company’s prior and future filings with the Securities and Exchange Commission (available at www.sec.gov), including the definitive proxy statement filed on July 16, 2015 with the Securities and Exchange Commission, in connection with the Business Combination, and Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. These statements speak only as of the date they are made and Boulevard undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this news release.  Investors are cautioned that forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of AgroFresh, Boulevard and the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by the Company on July 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 30, 2015

BOULEVARD ACQUISITION CORP.

By:	/s/ Thomas Larkin
	Name:	Thomas Larkin
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

99.1                        Press release issued by Boulevard Acquisition Corp. on July 29, 2015.